UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 28, 2011

ORBITAL SCIENCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14279	06-1209561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21839 Atlantic Boulevard, Dulles, Virginia 20166
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (703) 406-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

J.R. Thompson, Jr., a member of Orbital Sciences Corporation’s (“Orbital” or the “Company”) senior management team and Board of Directors since 1991, informed the Company that he would step down from his position as President and Chief Operating Officer, effective May 1, 2011.  J.R. will continue to be employed by Orbital as a senior executive advisor, devoting much of his time to overseeing the final development and testing phase of the Taurus II launch vehicle program, as well as continuing to serve on the Company's Board of Directors.

David W. Thompson, 57 (who is not related to J.R. Thompson), Orbital’s Chairman of the Board and Chief Executive Officer since 1982, assumed the role of President effective the same date.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Orbital held its annual meeting of stockholders on April 28, 2011 (the “Annual Meeting”).  At the Annual Meeting, four proposals were submitted to, and approved by, Orbital’s stockholders.  The proposals are described in more detail in Orbital’s definitive proxy statement for the Annual Meeting, dated March 11, 2011.  The final voting results were as follows:

Proposal 1

Orbital’s stockholders elected the following four directors to serve for three-year terms expiring at the 2014 annual meeting of stockholders and until their respective successors are elected and qualified or until the director’s death, removal or resignation.  The voting results are set forth below.

	For	Authority Withheld	Broker Non-Vote
Robert E. Hermann	46,742,956	675,536	5,519,764
Janice I. Obuchowski	45,899,551	1,518,941	5,519,764
Frank L. Salizzoni	46,345,667	1,072,825	5,519,764
David W. Thompson	45,918,803	1,499,689	5,519,764

Proposal 2

Orbital’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, and the voting results are set forth below.

For	Against	Abstained	Broker Non-Vote
51,670,911	1,240,333	27,012	—

Proposal 3

Orbital’s stockholders approved, by an advisory vote, the compensation paid to the Company’s named executive officers.  The voting results are set forth below.

For	Against	Abstained	Broker Non-Vote
45,181,902	2,165,380	71,210	5,519,764

Proposal 4

     Orbital’s stockholders voted on the frequency for holding future advisory votes on executive compensation.  The voting results are set forth below.

One Year	Two Years	Three Years	Abstained	Broker Non-Vote
39,758,088	71,497	7,544,938	43,969	5,519,764

In accordance with its recommendation, as set forth in Orbital’s 2011 proxy statement, and in light of the voting results with respect to the frequency of future advisory votes on executive compensation, Orbital’s Board of Directors has determined that the Company currently will hold an advisory vote on the compensation of its named executive officers every year.  Orbital is required to hold a vote on the frequency of such advisory votes on executive compensation at least once every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION (Registrant)
Date: May 3, 2011	By: /s/ David W. Thompson David W. Thompson Chairman, President and Chief Executive Officer